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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): MARCH 1, 2001
                                                           -------------

                           FLEETWOOD ENTERPRISES, INC.
               (Exact Name of Registrant as Specified in Charter)
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          Delaware                       001-07699             95-1948322
---------------------------------  ---------------------  ----------------------
(State or Other Jurisdiction            (Commission           (IRS Employer
      of Incorporation)                 File Number)        Identification No.)



     3125 Myers Street, Riverside, California                    92503-5527
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     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (909) 351-3500
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Total of sequentially numbered pages: 6

The Exhibit Index for this Current Report on Form 8-K is located at sequentially numbered page 3.



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ITEM 5. OTHER EVENTS.

1.   PRESS RELEASES

          a. Moody's Investors Service Regarding Long-Term Debt Ratings

          Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a press release issued by Moody's Investors Service on February 26, 2001, relating to lowering its ratings of Fleetwood Enterprises, Inc.'s long term debt.

          b. S & P Lowers Ratings on Fleetwood Enterprises, Inc.

          Attached hereto as Exhibit 99.2, and incorporated herein by reference, is a press release issued by S&P on March 1, 2001, relating to lowering its rating on Fleetwood Enterprises, Inc. to double-`B' plus from triple-`B' plus.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FLEETWOOD ENTERPRISES, INC.,
                                       a Delaware corporation


Date:  March 2, 2001                   By:  /s/ William J. George
                                           ------------------------------------
                                           William J. George
                                           Secretary

                                       2
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                                  EXHIBIT INDEX


       Exhibit                                                                           Sequentially
        Number                          Description                                      Numbered Page
      ---------   ---------------------------------------------------------------        -------------
         99.1     Press Release: "Moody's Lowers Long-Term Ratings of Fleetwood                4
                  Senior 4 Implied to B1 and Subordinated to B3," dated February
                  26, 2001.

         99. 2    Press Release: "S&P Lowers Ratings on Fleetwood Enterprises,                6
                  Inc." dated March 1, 2001.


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